ELECTRO ENERGY INC.
30 Shelter Rock Road
Danbury, Connecticut 06891

June 7, 2004

To each Stockholder of Electro Energy Inc.

Ladies and Gentlemen:

Reference is made to the Agreement of Merger and Plan of Reorganization, dated as of May 7, 2004 (the "Merger Agreement"), by and between Electro Energy Inc., a Delaware corporation (“EEI”), EEI Acquisition Corp., a Delaware Corporation (“Acquisition Corp.”) and MCG Diversified, Inc., a publicly-traded Florida corporation (“MCG”), pursuant to which EEI’s stockholders will receive shares of common stock, par value $.001 per share (the “Common Stock”), of MCG in connection with the merger of Acquisition Corp. with and into EEI, as a result of which EEI shall become a wholly-owned subsidiary of MCG (the “Reverse Merger”).

As previously communicated to you by EEI, MCG hereby confirms the following:

1.   (a)   Subject to the other provisions of this Section 1, MCG shall file with the U.S. Securities and Exchange Commission (the “SEC”), within 90 days after the closing of the Reverse Merger, a registration statement (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), covering all of the shares of Common Stock received by you in the Reverse Merger (the “Registrable Shares”), among other shares of Common Stock. MCG shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as possible after the closing of the Reverse Merger.

(b)   In the event the registration effected by MCG pursuant to this Section 1 relates to an underwritten offering of securities, your right to registration pursuant to this Section 1 shall be conditioned upon your (i) participation in such underwriting, (ii) inclusion of the Registrable Shares therein and (iii) execution of all customary underwriting documents requested by the underwriter with respect thereto (the “Underwriter”).

(c)   All expenses (other than underwriting discounts and commissions, brokerage fees, applicable transfer taxes and fees and expenses of counsel for the selling stockholders) incurred in connection with registrations, filings or qualifications pursuant to this Section 1, including, without limitation, all registration, filing and qualification fees, printers’ and accounting fees and fees and disbursements of counsel for MCG, shall be borne by MCG. In addition, MCG will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by MCG and the expenses and fees for listing or authorizing for quotation the securities to be registered on each securities exchange, market or automated quotation system on which any shares of Common Stock are then listed or quoted.

(d)   You and MCG will indemnify the other person against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) by the indemnifying party of a material fact contained in any prospectus or other document (including any related registration statement, notification or the like) incident to any registration of the type described in this Section 1, or any omission (or alleged omission) by the indemnifying person to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such indemnified person for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided that no person will be eligible for indemnification hereunder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished by such person for use in connection with such registration.

(e)   You shall furnish to MCG or the Underwriter, as applicable, such information regarding yourself and the distribution proposed by you as MCG may reasonably request in connection with any registration or offering referred to in this Section 1. You shall cooperate as reasonably requested by MCG in connection with the preparation of the Registration Statement with respect to such registration, and for so long as MCG is obligated to file and keep effective such Registration Statement, shall provide to MCG, in writing, for use in the Registration Statement, all such information regarding yourself and your plan of distribution of the Registrable Shares included in such registration as may be reasonably necessary to enable MCG to prepare such Registration Statement, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

2.   Until the Registration Statement has become effective under the Securities Act, each certificate representing the shares of Common Stock issued and all certificates and instruments issued in transfer thereof, shall be endorsed with the following restrictive legend:

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, ASSIGNED OR PLEDGED EXCEPT IF REGISTERED UNDER APPLICABLE STATE BLUE SKY OR SECURITIES LAWS OR ANY QUALIFICATION REQUIREMENTS ARE AVAILABLE.”

Upon the effectiveness of the Registration Statement, MCG shall, upon your request, issue to you a replacement certificate without such legend in exchange for any such legended certificate.

3.   MCG will maintain the effectiveness of the Registration Statement from the effective date through and until twelve (12) months after the closing date of the Reverse Merger; provided that, if at any time or from time to time after the date of effectiveness of the Registration Statement, MCG notifies you in writing of the existence of a Potential Material Event (as defined below), you shall not offer or sell any Registrable Shares, or engage in any other transaction involving or relating to such shares, from the time of the giving of notice with respect to a Potential Material Event until MCG notifies you that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, further, that MCG may not suspend the your rights pursuant to Section 1(a) for more than 90 days in the aggregate. "Potential Material Event" means the possession by MCG of material information regarding a potential transaction beneficial to MCG or its stockholders not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by

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the Board of Directors of MCG that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of MCG.

4.   MCG shall notify you at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At your request, MCG shall also prepare, file and furnish to you a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. You agree not to offer or sell any shares covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

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MCG confirms, by its execution hereof, that this letter has been duly authorized by its Board of Directors.

ELECTRO ENERGY INC.

By:	/s/ Martin G. Klein

Martin G. Klein
Chief Executive Officer

AGREED TO AND ACKNOWLEDGED:
MCG DIVERSIFIED, INC.

By:	/s/ Martin G. Klein

Martin G. Klein
Chief Executive Office

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